                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 24, 2001
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-32743

                                  TELLIUM, INC.
             (Exact name of Registrant as specified in its charter)

                  Delaware                                 22-3509099
 (State or other jurisdiction of incorporation   (IRS Employer Identification
             or organization)                                Number)


                                2 Crescent Place
                        Oceanport, New Jersey 07757-0901
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (732) 923-4100

Item 5.  Other Events

         Financial Results

         On October 24, 2001, we announced the financial results of our third quarter ended September 30, 2001. Revenues were $40.1 million during the quarter, an increase of 32 percent over our second quarter 2001 revenues of $30.4 million. On a pro forma cash basis (before non-cash charges related to equity issuances, stock-based compensation expense, depreciation, and amortization), gross margins rose to $17.7 million in the third quarter of 2001, or 44 percent of revenues, increasing from $12.8 million, or 42 percent of revenues, in the second quarter of 2001.

         Operating losses on a pro forma cash basis were $9.9 million during the third quarter as compared to $15.3 million during the second quarter of 2001. Including non-cash charges, operating losses were $50.7 million during the third quarter, versus $53.8 million during the second quarter of this year.

         Our net loss on a pro forma cash basis during the third quarter of 2001 was $7.4 million, or $.05 per fully diluted share, versus $13.0 million, or $.09 per fully diluted share, during the second quarter of 2001. Including non-cash charges, the company's net loss for the third quarter was $48.2 million, versus a net loss of $51.5 million in the preceding quarter.

         "In our first full quarter as a public company, even in the midst of a challenging economic environment, Tellium continued to exceed all of its key performance objectives," said Harry J. Carr, chairman of the board and chief executive officer of Tellium. "We grew revenues 32% sequentially, improved gross margins to 44% of revenues, and are on track to achieve our goal of cash profitability even sooner than expected. I am very proud of the Tellium team.

         "Our strong financial performance was complemented by a very important milestone in optical networking history," Carr said. "Dynegy Global Communications announced on October 16 the lighting of its new network, the largest optically switched shared mesh network in the world. The network spans more than 16,000 route miles and reaches 45 of the largest cities in the United States. More than a year after being first to market with our second generation optical switch, Tellium continues to be the only provider of an intelligent optical switch that grooms traffic at the OC 48 level, and higher, in the core of the network. The fact that our switches are carrying live traffic over Dynegy's network is a powerful validation for Tellium."

         With respect to our Cable and Wireless contract, we also announced on October 24, 2001 that we do not expect to recognize revenue in 2001, and it is likely we will not make commercial shipments to Cable and Wireless in 2001.

    Tellium, Inc. Pro Forma1 Consolidated Statement of Operations (unaudited)
                  (amounts in thousands, except per share data)

                                                            Three months ending         Nine months ending
                                                       -----------------------------
                                                        6/30/01             9/30/01            9/30/01
                                                       ---------           ---------          ---------
REVENUE                                                $  30,414           $  40,148          $  86,197
COST OF REVENUE                                           17,641              22,484             49,438
                                                       ---------           ---------          ---------
Gross profit                                              12,773              17,664             36,759
                                                       ---------           ---------          ---------

OPERATING EXPENSES:
     Research and development                             14,558              15,460             46,352
     Sales and marketing                                   8,323               6,930             22,873
     General and administrative                            5,165               5,203             15,192
                                                       ---------           ---------          ---------
     Total operating expenses                             28,046              27,593             84,417
                                                       ---------           ---------          ---------
OPERATING LOSS                                            15,273               9,929             47,658
                                                       ---------           ---------          ---------

OTHER EXPENSE (INCOME):
     Other expense (income)                                 (118)                 40                (58)
     Interest expense (income)                            (2,136)             (2,531)            (7,365)
                                                       ---------           ---------          ---------
     Total other expense (income)                         (2,254)             (2,491)            (7,423)
                                                       ---------           ---------          ---------
NET LOSS                                               $  13,019           $   7,438          $  40,235
                                                       =========           =========          =========

BASIC AND DILUTED LOSS PER SHARE
     Reported/2/                                       $    0.22           $    0.07          $    0.68
     Pro forma/3/                                      $    0.09           $    0.05          $    0.29
                                                       =========           =========          =========

BASIC AND DILUTED
     WEIGHTED AVERAGE SHARES OUTSTANDING
         Reported/2/                                      59,215             102,498             59,353
         Pro forma/3/                                    140,126             142,200            140,100
                                                       =========           =========          =========


Notes
-----

1 Excludes non-cash items including charges relating to equity issuances, stock-based compensation expense, depreciation, and amortization.

2 Reflects number of shares calculated pursuant to generally accepted accounting principles.

3 Reflects number of shares including both shares outstanding and shares issuable upon exercise of outstanding options and warrants.

                                     -more-

     Tellium, Inc. Reported Consolidated Statement of Operations (unaudited)
                  (amounts in thousands, except per share data)

                                                                        Three months ending               Nine months
                                                                ------------------------------------
                                                                     6/30/01             9/30/01            ending
                                                                    -----------         -----------     ---------------
REVENUE                                                                 30,414              40,148              86,197
     Non-cash charges relating to equity issuances                       6,889              13,935              25,614
                                                                   -----------         -----------         -----------
REVENUE, net of non-cash charges relating to equity issuances           23,525              26,213              60,583
COST OF REVENUE                                                         20,237              25,775              56,739
                                                                   -----------         -----------         -----------
Gross profit                                                             3,288                 438               3,844
                                                                   -----------         -----------         -----------
OPERATING EXPENSES:
     Research and development,
         excluding stock-based compensation                             15,232              16,733              48,614
     Sales and marketing,
         excluding stock-based compensation                              8,465               7,323              23,460
     General and administrative,
         excluding stock-based compensation                              6,444               6,490              18,749
     Amortization of intangible assets                                   7,917               7,917              23,750
     Stock-based compensation expense                                   18,982              12,629              46,168
                                                                   -----------         -----------         -----------
     Total operating expenses                                           57,040              51,092             160,741
                                                                   -----------         -----------         -----------
OPERATING LOSS                                                          53,752              50,654             156,897
                                                                   -----------         -----------         -----------
OTHER EXPENSE (INCOME):
     Other expense (income)                                               (118)                 40                 (58)
     Interest expense (income)                                          (2,136)             (2,531)             (7,365)
                                                                   -----------         -----------         -----------
     Total other expense (income)                                       (2,254)             (2,491)             (7,423)
                                                                   -----------         -----------         -----------
NET LOSS                                                             $  51,498              48,163             149,474
                                                                   ===========         ===========         ===========
BASIC AND DILUTED LOSS PER SHARE
     Reported/1/                                                     $    0.87          $     0.47          $     2.52
     Pro forma/2/                                                    $    0.37          $     0.34          $     1.07
                                                                   ===========         ===========         ===========
BASIC AND DILUTED
     WEIGHTED AVERAGE SHARES OUTSTANDING
         Reported/1/                                                    59,215             102,498              59,353
         Pro forma/2/                                                  140,126             142,200             140,100
                                                                   ===========         ===========         ===========
STOCK-BASED COMPENSATION EXPENSE
     Cost of revenue                                                 $   1,588          $    1,414          $    4,367
     Research and development                                           10,579               8,217              28,284
     Sales and marketing                                                 5,541               2,984              11,053
     General and administrative                                          2,861               1,428               6,831
                                                                   -----------         -----------         -----------
     Total stock-based compensation expense                          $  20,569          $   14,043          $   50,535
                                                                   ===========         ===========         ===========
DEPRECIATION
     Cost of revenue                                                 $   1,008          $    1,877               2,934
     Research and development                                              675               1,274               2,261
     Sales and marketing                                                   142                 393                 587
     General and administrative                                          1,278               1,287               3,557
                                                                   -----------         -----------         -----------
     Total depreciation                                              $   3,103          $    4,831          $    9,339
                                                                   ===========         ===========         ===========

Notes
-----
1 Reflects number of shares calculated pursuant to generally accepted accounting principles.

2 Reflects number of shares including both shares outstanding and shares issuable upon exercise of outstanding options and warrants.

                                     -more-

              Tellium, Inc. Consolidated Balance Sheet (unaudited)
                             (amounts in thousands)

As of:                                                                         6/30/01        9/30/01
                                                                            -------------  -------------
ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                               $   230,736    $   226,421
     Accounts receivable, less allowance for doubtful accounts                         5            474
     Inventories                                                                  68,590         65,389
     Prepaid expenses and other current assets                                     9,333          6,636
                                                                             -----------    -----------
     Total current assets                                                        308,664        298,920

Property and equipment - net                                                      67,102         67,197
Intangible assets - net                                                           68,300         64,250
Goodwill - net                                                                    66,168         62,301
Other assets                                                                       1,294          1,276
                                                                             -----------    -----------
TOTAL ASSETS                                                                 $   511,528    $   493,944
                                                                             ===========    ===========

LIABILITIES, PREFERRED STOCK, AND
     STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Trade accounts payable                                                  $    20,304    $     3,785
     Accrued expenses and other current liabilities                               27,553         42,497
     Current portion of notes payable                                                664            624
     Current portion of capital lease obligations                                     54            105
     Bank line of credit                                                           8,000          8,000
                                                                             -----------    -----------
     Total current liabilities                                                    56,575         55,011

Long-term portion of notes payable                                                   797            730
Long-term portion of capital lease obligations                                        16            130
Other long-term liabilities                                                          129            166
                                                                             -----------    -----------
TOTAL LIABILITIES                                                                 57,517         56,037
                                                                             -----------    -----------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Common stock, $0.001 par value, 900,000 shares authorized,
         111,347 issued and 109,959 outstanding as of 6/30/01,
         113,687 issued and 112,299 outstanding as of 9/30/01                        111            114
     Additional paid-in capital                                                1,043,101      1,042,482
     Notes receivable                                                            (35,679)       (35,679)
     Accumulated deficit                                                        (257,460)      (305,623)
     Deferred employee compensation                                             (178,315)      (159,575)
     Deferred warrant cost                                                      (114,783)      (100,848)
     Common stock in treasury, at cost                                            (2,964)        (2,964)
                                                                             -----------    -----------
     Total stockholders' equity                                                  454,011        437,907
                                                                             -----------    -----------
TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                                    $   511,528    $   493,944
                                                                             ===========    ===========


                                      # # #

         Executive Officers

         On October 24, 2001, we announced that Dick Barcus, our president and chief operating officer, is retiring. Mr. Barcus will be succeeded by Bill Proetta who currently holds the position of vice president, product management at Tellium.

         Mr. Proetta, our new president and chief operating officer, joined the company in November, 2000 as vice president of product management. Before joining Tellium, from 1997 to 2000, Mr. Proetta held the positions of vice president and general manager in Lucent Technologies' InterNetworking Systems business unit and Lucent's Broadband Carrier Networks and served as vice president of research & development in Lucent's Carrier Networks business unit. From 1969 to 1996, Mr. Proetta worked in numerous business units at AT&T, Bell Laboratories and Lucent including switching systems, communications software, optical networking and data networking, where he held various positions in product development, product management, customer services, and business management.

This report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs and our assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," and "estimates" and variations of these words and similar expressions are intended to identify forward looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. These risks and uncertainties include those described in the "Risk Factors" section of our Form S-1 registration statement (File No. 333-46362), Form S-1 registration statement (File No. 333-65676) and our Form 10-Q. You should not place undue reliance on these forward looking statements, which apply only as of the date of this report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             TELLIUM, INC.

Dated: October 25, 2001

                                             By: /s/ Michael J. Losch
                                                 --------------------
                                                 Michael J. Losch
                                                 Chief Financial Officer